- 1 -

                     SETTLEMENT AGREEMENT


   THIS  SETTLEMENT AGREEMENT (hereinafter "this Agreement") is entered into  as  of  the 11th day of August, 1997 (hereinafter "the  Effective

Date"),   by  and  among  NeXstar  Pharmaceuticals,  Inc.  (hereinafter

"NeXstar"), a Delaware corporation having a principal place of business at  2860  Wilderness Place, Boulder, Colorado 80301,  Fujisawa  U.S.A.,

Inc.  (hereinafter "FUSA"), a Delaware corporation having  a  place  of business  at Parkway North Center, 3 Parkway North, Deerfield, Illinois

60015,  and The Liposome Company, Inc. (hereinafter "TLC"), a  Delaware corporation  having a principal place of business at One Research  Way,

Princeton Forrestal Center, Princeton, New Jersey  08540-6619.

                       SECTION I - BACKGROUND

   1.1   On  May 17, 1993, NeXstar sued TLC in the U.S. District  Court for the District of Delaware (Civil Action No. 93-232 (RRM)) seeking  a declaration that U.S. Patent No. 4,880,635 (hereinafter the  "Janoff  I

Patent") was not infringed by NeXstar=s manufacture, use, and  sale  of liposomal products and was invalid and/or unenforceable.

   1.2   TLC  thereafter requested that the U.S. Patent  and  Trademark

Office (hereinafter "USPTO") reexamine the Janoff I Patent.  The  Court stayed  further proceedings upon NeXstar's declaratory judgment  action during the pendency of the reexamination proceeding.

   1.3   On  July 2, 1996, the USPTO issued a Reexamination Certificate for  the  Janoff I Patent, referred to as U.S. Patent No. B1  4,880,635

(hereinafter the "Reexamined Janoff I Patent").

   1.4  On July 29, 1996, NeXstar filed an Amended Complaint seeking  a declaration  that the Reexamined Janoff I Patent was not  infringed  by

NeXstar=s  manufacture,  use, and sale of liposomal  products  and  was invalid and/or unenforceable.

   1.5   On  August 16, 1996, TLC answered and counterclaimed, alleging that NeXstar=s and FUSA=s manufacture, use, sale, and offer for sale of certain liposomal products infringed the Reexamined Janoff I Patent and denying NeXstar's allegations.

   1.6   On  November  26,  1996,  the USPTO  issued  U.S.  Patent  No.

5,578,320 (hereinafter the "Janoff II Patent").

   1.7   On  January 17, 1997, TLC filed a First Amended  Counterclaim,

alleging  that NeXstar=s and FUSA=s manufacture, use, sale,  and  offer for  sale of certain liposomal products infringed the Reexamined Janoff

I Patent and the Janoff II Patent.

   1.8   On  February  25,  1997, NeXstar filed a  Second  Amended  and

Supplemental  Complaint  (a)  seeking  a  declaration  that  both   the

Reexamined Janoff I Patent and the Janoff II Patent were not  infringed by  NeXstar=s  and  FUSA's  manufacture, use,  and  sale  of  liposomal products and were invalid and/or unenforceable, and (b) stating  claims under federal law for antitrust injury and under state law for tortious

injury   based,  inter  alia,  on  TLC=s  filing  and  maintenance   of

infringement counterclaims based on the Reexamined Janoff I Patent  and

Janoff II Patent.

   1.9   On  March 18, 1997, TLC answered NeXstar's Second Amended  and

Supplemental

Complaint  and refiled its counterclaims against NeXstar and  FUSA  and again denied NeXstar's allegations.

   1.10  On  October  27,  1993,  European  Patent  No.  0190  315   B1

(hereinafter the "European Janoff Dehydration Patent") was  granted  to

TLC.   On  July  8, 1994, NeXstar filed an opposition to  the  European

Janoff Dehydration Patent.  That opposition presently is pending.

   1.11   On   February  28,  1996,  Japanese  Patent  No.   18973/1996

(hereinafter the "Japanese Janoff Dehydration Patent") was  granted  to

TLC.   On  May  28, 1996, NeXstar filed an opposition to  the  Japanese

Janoff Dehydration Patent.  That opposition is presently pending.

     1.12  On  October  16,  1996, TLC filed  suit  in  the  Chancery

Division of the Patents Court in the United Kingdom charging  NeXstar and  NeXstar  Pharmaceuticals Ltd. with infringement of the  European

Janoff Dehydration Patent (hereinafter "TLC's British Legal Action").

On  January  15,  1997,  NeXstar answered and  counterclaimed  for  a declaration of invalidity of the European Janoff Dehydration Patent.

     1.13  On October 18, 1996, TLC filed suit in the Regional Court,

Dusseldorf  ,  Germany  charging NeXstar  Pharmaceuticals  GmbH  with infringement  of the European Janoff Dehydration Patent  (hereinafter

"TLC's   German   Legal  Action").   On  April  30,   1997,   NeXstar

Pharmaceuticals GmbH filed an answer in TLC=s German Legal Action.

     1.14  On  or  about  November 4, 1996, TLC  filed  suit  in  the

Regional  Court  of  The  Hague, The Netherlands,  charging  NeXstar,

NeXstar  Pharmaceuticals  Ltd.,  NeXstar  Pharmaceuticals  B.V.,  and

Brocacef  Intramuraal B.V. with infringement of the  European  Janoff

Dehydration Patent (hereinafter "TLC's Dutch Legal Action").

     1.15  On  February  8, 1995, European Patent  No.  0282  405  B1

(hereinafter  "TLC's  European High Drug Lipid Complex  Patent")  was

granted to TLC.  On November 3, 1995, NeXstar filed an opposition  to

TLC's  European  High  Drug Lipid Complex  Patent.   That  opposition

presently is pending.

     1.16   Since  at  least  November  14,  1989,  subject  to   the

appropriate regulatory approvals, NeXstar has manufactured  liposomal

products,   including   its   AmBisome7  liposomal   amphotericin   B

(hereinafter  defined  in  Section 2.8) in  the  United  States,  and thereafter  has  made, used, sold, and/or offered such  products  for sale  in  the  United  States and/or in numerous  foreign  countries.

NeXstar  presently  intends,  subject to the  appropriate  regulatory approvals,  in  the  future to continue and/or  to  commence  making,

using,  selling, and/or offering for sale such products in the United

States and/or in foreign countries.

     1.17  Subject  to  the  appropriate regulatory  approvals,  FUSA presently intends to commence using, selling, and offering  for  sale

AmBisome in the United States and Canada.

     1.18  Subject to the appropriate regulatory approvals,  TLC  has manufactured, used, sold, and/or offered for sale its Abelcet7 lipid-

associated  amphotericin B (hereinafter defined in Section  2.12)  in the  United States and in numerous foreign countries.  TLC  presently intends,  subject  to the appropriate regulatory  approvals,  in  the future  to continue and/or to commence making, using, selling, and/or offering  for sale such products in the United States and in  foreign countries.

     1.19  Subject to the appropriate regulatory approvals,  TLC  has manufactured  and/or  used  in  the  United  States  and  in  foreign countries  a  liposomal doxorubicin product presently known  as  D-99

(hereinafter  defined  in  Section  2.13).   TLC  presently  intends,

subject  to  the appropriate regulatory approvals, in the  future  to continue  and/or to commence making, using, selling, and/or  offering for sale such D-99 products, or products based thereon, in the United

States and in foreign countries.

                      SECTION II - DEFINITIONS

     2.1   The  "Janoff  Dehydration Patents" shall mean  all  United

States  patents  issuing  from  U.S. Patent  Application  Serial  No.

638,809, filed August 8, 1984, and/or Serial No. 749,161, filed  June

26,  1985,  and/or  Serial No. 749,419, filed July 26,  1985,  and/or

issuing   from   any   continuation,   continuation-in-part,   and/or

divisional  applications  thereof, and/or issuing  from  any  reissue and/or reexamination proceedings relating thereto (including but  not limited to U.S. Patents Nos. 4,880,635; B1 4,880,635; and 5,578,320),

and further shall mean any and all foreign patent applications and/or foreign  patents or similar rights claiming priority to  any  of  the applications, continuations, continuations-in-part, and/or divisional applications identified above (including but not limited to  European

Patent  No.  0190  315  B1  and all corresponding  national  patents,

Japanese  Patent No. 18973/1996, and Canadian Patent No.  1,270,197),

to  the extent such patents claim dehydrated liposomes and/or methods

of   dehydrating   (including  lyophilization)   and/or   rehydrating

liposomes, except that "Janoff Dehydration Patents" shall not include patents defined as "Gradient Loading Patents" in Section 2.5 below.

     2.2  [









                                                                  ]

     2.3  [















                                                                  ]

     2.4  [











                                                             ]

     2.5  [



























                                                                  ]

     2.6   "TLC's European High Drug Lipid Complex Patent" shall mean

European Patent No. 0282 405 B1.

     2.7  [













                                                                 ]

     2.8   "AmBisome"  shall mean liposomal amphotericin  B  products made  by NeXstar, or made by FUSA under license from NeXstar pursuant to the FUSA Agreement as amended, that are lyophilized/dehydrated and in  which sugar is present in protective concentrations at the inside and  the  outside of the bilayer membrane of the liposomes  prior  to lyophilization/dehydration and rehydration.

     2.9   "AmBisome SL" shall mean liposomal amphotericin B products made by NeXstar that are lyophilized/dehydrated and in which sugar is present  in  protective concentrations only at  the  outside  of  the bilayer membrane of the liposomes prior to lyophilization/dehydration and rehydration.

     2.10  "Liquid  AmBisome"  shall mean  liposomal  amphotericin  B

products   made  by  NeXstar  that  have  not  been  lyophilized   or

dehydrated.

     2.11 "AmBisome Product" shall mean any liposomal Amphotericin  B product  made  by  NeXstar or made by FUSA under license  by  NeXstar pursuant to the FUSA Agreement as amended.

     2.12 "Abelcet" shall mean lipid-associated amphotericin products made by TLC.

     2.13  "D-99" shall mean liposomal doxorubicin products  made  by

TLC.

     2.14  "Marketing Partner" shall mean and be limited to FUSA  for

AmBisome  sold  in  the  United States and  Canada  and  to  Sumitomo

Pharmaceutical Co., Ltd. (hereinafter "Sumitomo") for  AmBisome  sold in Japan.

     2.15 [





































                                                                 ]

















     2.16 [

























                                                                 ]

     2.17  "Controlling  Interest" shall  mean,  with  respect  to  a patent,  the  ability  to prevent the filing of  a  suit  for  patent infringement whether by controlling the decision of whether  to  file suit  or  by the ability to grant a license, sublicense, or  immunity from suit.

     2.18 [

                                                                 ]

                      SECTION III - DISMISSALS

     3.1   For  and  in  consideration of the covenants,  terms,  and conditions set forth herein, NeXstar, FUSA, and TLC, within three (3)

business days after the Effective Date of this Agreement, will  cause to  be executed and TLC will file in the U.S. District Court for  the

District  of  Delaware (Civil Action No. 93-232 (RRM))  a  stipulated dismissal  with prejudice of TLC's Counterclaim against  NeXstar  and

FUSA.

     3.2   For  and  in  consideration of the covenants,  terms,  and conditions set forth herein, NeXstar, FUSA, and TLC, within three (3)

business days after the Effective Date of this Agreement, will  cause to  be executed and NeXstar will file in the U.S. District Court  for the District of Delaware (Civil Action No. 93-232 (RRM)) a stipulated dismissal with prejudice of NeXstar's Second Amended and Supplemental

Complaint.

     3.3   For  and  in  consideration of the covenants,  terms,  and conditions set forth herein,  within ten (10) business days after the

Effective  Date of this Agreement, NeXstar will file in the  European

Patent  Office a withdrawal of its opposition to the grant  of  TLC's

European Janoff  Dehydration Patent.

     3.4   For  and  in  consideration of the covenants,  terms,  and conditions set forth herein, within ten (10) business days after  the

Effective  Date of this Agreement, NeXstar will file in the  Japanese

Patent  Office a withdrawal of its opposition to the grant  of  TLC's

Japanese Janoff Dehydration Patent.

     3.5   For  and  in  consideration of the covenants,  terms,  and conditions  set  forth  herein, NeXstar  and  TLC,  within  ten  (10)

business days after the Effective Date of this Agreement, will  cause to  be  executed  and  TLC  will  file a  stipulated  dismissal  with prejudice  of TLC's British Legal Action in the Chancery Division  of

the Patents Court, United Kingdom.

     3.6   For  and  in  consideration of the covenants,  terms,  and conditions  set  forth  herein, NeXstar  and  TLC,  within  ten  (10)

business days after the Effective Date of this Agreement, will  cause to  be  executed  and NeXstar will file a stipulated  dismissal  with prejudice  of the Counterclaim of NeXstar and NeXstar Pharmaceuticals

Limited in the British Legal Action in the Chancery Division  of  the

Patents Court, United Kingdom.

     3.7   For  and  in  consideration of the covenants,  terms,  and conditions  set  forth  herein, NeXstar  and  TLC,  within  ten  (10)

business days after the Effective Date of this Agreement, will  cause to  be  executed  and  TLC  will  file a  stipulated  dismissal  with prejudice  of  TLC's German Legal Action and NeXstar's  counterclaims therein, if any, in the Regional Court, Dusseldorf, Germany.

     3.8   For  and  in  consideration of the covenants,  terms,  and conditions  set  forth  herein, NeXstar  and  TLC,  within  ten  (10)

business days after the Effective Date of this Agreement, will  cause to  be  executed  and  TLC  will  file a  stipulated  dismissal  with prejudice  of  TLC's  Dutch Legal Action and NeXstar's  counterclaims therein, if any, in the Regional Court of The Hague, The Netherlands.

     3.9   For  and  in  consideration of the covenants,  terms,  and conditions set forth herein, within ten (10) business days after  the

Effective  Date of this Agreement, NeXstar will file in the  European

Patent  Office a withdrawal of its opposition to the grant  of  TLC's

European High Drug Lipid Complex Patent and shall not oppose  foreign counterparts in other jurisdictions.

                       SECTION IV - RELEASES

     4.1   For  and  in  consideration of the covenants,  terms,  and conditions  set  forth herein, TLC and each of its  subsidiaries  and

affiliates  hereby  releases  (a)  NeXstar,  its  subsidiaries,   and

NeXstar=s  and  its  subsidiaries= affiliates,  officers,  employees,

agents,  customers, distributors, and others in privity with  NeXstar

(for   purposes   of  Section  4.1  only,  hereinafter   collectively

"NeXstar"),  and  (b)  FUSA, its subsidiaries,  and  FUSA=s  and  its subsidiaries=  affiliates,  officers, employees,  agents,  customers,

distributors,  and  others  in privity with  FUSA  (for  purposes  of

Section 4.1 only, hereinafter collectively "FUSA"), from any and  all liability,  past, present or future, for infringement of  the  Janoff

Dehydration Patents, including but not limited to all matters  raised or  that  could have been raised in TLC's First Amended Counterclaim,

TLC's British, German, and Dutch Legal Actions, and any and all other

proceedings   and/or  all  other  legal  action(s)   in   any   other

jurisdiction that could have been asserted against either NeXstar  or

FUSA  for  past,  present,  or  future  infringement  of  the  Janoff

Dehydration Patents.

     4.2   For  and  in  consideration of the covenants,  terms,  and conditions  set  forth  herein,  NeXstar  and  its  subsidiaries  and affiliates  (including  but  not limited to  NeXstar  Pharmaceuticals

Ltd.,  NeXstar  Pharmaceuticals  GmbH,  and  NeXstar  Pharmaceuticals

B.V.),  and  FUSA  and  its  subsidiaries  hereby  release  TLC,  its subsidiaries,  and TLC's and its subsidiaries' affiliates,  officers,

employees,  agents, customers, distributors, and  others  in  privity with  TLC (for purposes of Section 4.2 only, hereinafter collectively

"TLC"),  from  any and all liability for all matters raised  or  that could  have  been raised in NeXstar's Second Amended and Supplemental

Complaint  (including,  but  not  limited  to  the  procurement   and

enforcement of the Janoff Dehydration Patents, and all statements and other  actions  relating thereto), and NeXstar only further  releases

TLC  from  any and all counterclaims raised or that could  have  been raised  against TLC in response to TLC=s British, German,  and  Dutch

Legal  Actions, and any other proceeding or other legal action(s)  in any  other  jurisdiction  that could have been  asserted  by  NeXstar against  TLC  based  on TLC=s procurement and/or enforcement  of  the

Janoff Dehydration Patents.

     4.3    NeXstar   represents  that  Brocacef  Intramuraal,   B.V.

(Brocacef),  a party to the Dutch Legal Actions, acts  solely  as  an independent  distributor  of AmBisome and  is  not  an  affiliate  or subsidiary  of NeXstar; therefore in consideration of the  covenants,

terms, and conditions set forth herein, NeXstar hereby agrees to use,

in  good  faith,  commercially  reasonable  efforts  to  obtain  from

Brocacef  a  release  of TLC, its subsidiaries,  and  TLC's  and  its subsidiaries'  affiliates,  officers, employees,  agents,  customers,

distributors, and others in privity with TLC (for purposes of Section

4.3 only, hereinafter collectively "TLC"), from any and all liability for  all  matters raised or that could have been raised in the  Dutch

Legal  Actions and from any other claims or counterclaims that  could have  been  asserted by Brocacef against TLC relating to the  subject matter of the Dutch Legal Actions.  Notwithstanding the provisions of

Section  3.8, above, TLC shall not be required to dismiss its  action against  Brocacef only unless and until Brocacef provides to TLC  the release set forth in this Section.

            SECTION V - IMMUNITIES FROM SUIT AND OPTIONS

     5.1   Subject  to  Section  5.9,  TLC  grants  to  NeXstar,  its

subsidiaries,   and  NeXstar=s  and  its  subsidiaries=   affiliates,

officers,  employees, agents, customers, distributors, and others  in privity with NeXstar (including, but not limited to FUSA and Sumitomo and  their  subsidiaries,  affiliates, officers,  employees,  agents,

customers,  distributors,  and  others  in  privity  with  them),   a

worldwide immunity from suit for all NeXstar products, past, present,

and future, under any of the Janoff Dehydration Patents, whether such patents now are issued or shall issue in the future from the USPTO or from  any  foreign patent office.  The grant of immunity to  Sumitomo under  this  Section shall be in force and effect  only  so  long  as

Sumitomo remains a Marketing Partner, licensee, or is in privity with

NeXstar.

     5.2  Subject to Sections 5.8 and 5.9, TLC grants to NeXstar, its

subsidiaries,   and  NeXstar=s  and  its  subsidiaries=   affiliates,

officers,  employees, agents, customers, distributors, and others  in privity with NeXstar (including, but not limited to FUSA and Sumitomo and  their  subsidiaries,  affiliates, officers,  employees,  agents,

customers,  distributors,  and  others  in  privity  with  them),   a

worldwide immunity from suit for all AmBisome Products, including but not  limited to AmBisome, AmBisome SL, and Liquid AmBisome, under all patents  owned  by  TLC or in which TLC presently  has  or  hereafter acquires a Controlling Interest [

                              ],  whether such patents now are issued

from  the  USPTO or from any foreign patent office or shall issue  in the future from the USPTO or from any foreign patent office based  on applications  with  an effective filing date or  priority  date  with respect  to  the subject matter claimed therein on or  prior  to  the

Effective Date of this Agreement.  The grant of immunity to  Sumitomo under  this  Section shall be in force and effect  only  so  long  as

Sumitomo remains a Marketing Partner, licensee, or is in privity with

NeXstar.

     5.3(a)     Subject  to Sections 5.8 and 5.9, NeXstar  grants  to

TLC,  its  subsidiaries, and TLC's and its subsidiaries'  affiliates,

officers,  employees, agents, customers, distributors, and others  in privity with TLC, a worldwide immunity from suit for D-99 and Abelcet under all patents owned by NeXstar or in which NeXstar presently  has or hereafter acquires a Controlling Interest [

                                             ],  whether such patents

now  are  issued from the USPTO or from any foreign patent office  or shall  issue  in the future based on applications with  an  effective filing  date  or  priority date with respect to  the  subject  matter claimed therein on or prior to the Effective Date of this Agreement.

     5.3(b)     Subject to Sections 5.8 and 5.9, FUSA grants to  TLC,

its   subsidiaries,  and  TLC's  and  its  subsidiaries'  affiliates,

officers,  employees, agents, customers, distributors, and others  in privity with TLC, a worldwide immunity from suit for Abelcet  in  the form  presently  approved for sale in the United  States  and  Canada under  all  patents owned by FUSA or in which FUSA presently  has  or hereafter  acquires a Controlling Interest, whether such patents  now are  issued from the USPTO or from any foreign patent office or shall issue  in  the future based on applications with an effective  filing date  or  priority  date with respect to the subject  matter  claimed therein on or prior to the Effective Date of this Agreement.

     5.3(c)    [













                                                                 ]

     5.4  [



















                                                                 ]

     5.5  [



















                                                                 ]

     5.6  [















                                                                 ]

     5.7  [

























                                                                 ]

     5.8  [

















                                                                 ]

     5.9   The  immunities from suit granted in Sections 5.1  through

5.3  of  this Agreement shall  not extend to transactions with  third parties in which the party that has been granted the immunity  is  so peripherally  involved  that an extension of the  immunity  would  be

tantamount  to a transfer of the immunity to said third  party.   Any

dispute  regarding the degree of involvement of the  party  that  has been  granted the immunity in such transaction shall be  resolved  by arbitration under Section 9.10.

     5.10 [











                                                                 ]

                       SECTION VI - PAYMENTS

     6.1  NeXstar will pay to TLC $1,750,000 within five (5) days  of the Effective Date of this Agreement.

     6.2  [







                                                                 ]

     6.3  [





                                                                 ]



     6.4  [





                                                                 ]

     6.5  [





                                                                 ]

     6.6  [















                                                                 ]

     6.7  [









                                                                 ]

     6.8  [



























                                                                 ]

     6.9   NeXstar, FUSA, and TLC (if applicable) shall keep good and accurate books of account sufficient to permit determination  of  any payments due hereunder and shall make such books of account available for  inspection by an independent accountant not otherwise  rendering services  to  the  party to which the payment  is  due  and  mutually agreeable to all parties.  Such inspections shall be no more frequent than  once each calendar year during which a payment is due and  once within  six months after cessation of any obligation to make payments under  this  Agreement.  The designated accountant  shall  retain  in confidence  the information in the books of account and shall  report to  the  party  to  which the payment is due  only  the  accuracy  or inaccuracy in the calculation of such payment.  Such inspections will be  at the expense of the party requesting the inspection unless  the designated  accountant identifies an underpayment of the payment  due by  five percent (5%) or more, in which event the party obligated  to make  the payment shall pay for such inspection.  Any party=s failure to  inspect shall not constitute a waiver of its right to  object  to the  accuracy  of  the  calculations  or  payments  made  under  this

Agreement.  Notwithstanding the foregoing, no inspection shall  occur for  any  calendar  year  in which the maximum  payment  pursuant  to

Section 6.4 has been made.

     6.10  If  TLC  desires to have conducted an  inspection  of  the

Sumitomo books of account, NeXstar hereby agrees to request  such  an inspection  in accordance with all of the provisions, and subject  to all  of  the  limitations, of Paragraph 7 of the Sumitomo  Agreement,

provided that TLC agrees to reimburse NeXstar within 30 days  of  the

completion   of  such  inspection  for  the  entire  cost  associated

therewith.

     6.11   All payments made under this Agreement shall be  in  U.S.

dollars and shall be paid by check or by wire to a bank in the United

States that shall be designated in writing by the party to which such payment is due.

            SECTION VII - WARRANTIES AND REPRESENTATIONS

     7.1   Nothing  in  this Agreement shall be construed  as  (a)  a warranty  or representation by either TLC or NeXstar as to the  valid ity,  enforceability or scope of any of the patents described herein,

or  (b)  granting by implication, estoppel, or otherwise, any license or  rights  under  any  patents, trade secrets, knowhow,  copyrights,

trademarks, or other intangible rights of either TLC or NeXstar other than those specifically granted under this Agreement.

     7.2   No  party  to  this  Agreement makes any  representations,

extends  any  warranty  of any kind, either express  or  implied,  or assumes any responsibility whatever with respect to manufacture, use,

sale  or  other  disposition by any other party or its  customers  or transferees  or their customers of products or methods  incorporating or  made  by  use  of any inventions claimed in any patent  described herein.

     7.3   NeXstar, FUSA, and TLC hereby warrant that they  have  all necessary  authority to enter into this Agreement and to  convey  the rights granted hereunder.



     7.4  [





                                                                 ]

      7.5 [







                                                                 ]

                      SECTION VIII - ASSIGNMENT

     8.1  All rights granted under this Agreement shall be assignable only  upon  (1) written consent of the grantor, or (2)  the  sale  or transfer  (including by merger or spin-off) of all  or  substantially all of the assets of that portion of the business involved in making,

marketing, selling, or distributing  AmBisome, Abelcet, and/or  D-99,

as  the  case may be, or (3) a corporate reorganization  for  tax  or similar corporate restructuring purposes.

                     SECTION IX - MISCELLANEOUS

     9.1   Each  party  hereto  agrees to execute,  acknowledge,  and deliver  all  such  further instruments, and to do all  such  further acts, as may be necessary or appropriate to carry out the intent  and purposes of this Agreement.  This Agreement shall be binding upon all successors  in interest to, and upon all assignees of,  each  of  the parties hereto.

     9.2    Nothing herein shall be deemed to create an agency, joint

venture or partnership relation between any of the parties hereto.

     9.3    This Agreement and the attachments thereto constitute the

entire agreement and understanding of the parties with regard to  the

subject   matter   hereof  and  merges  and  supersedes   all   prior

discussions, negotiations, understandings and agreements between  the

parties  concerning the subject matter hereof.   No  party  shall  be

bound by any definition, condition, warranty, right, duty or covenant other  than  as expressly stated in this Agreement or as subsequently set forth in a written document signed by all parties.

     9.4   This Agreement shall be interpreted and construed, and the legal  relations  created herein shall be determined,  in  accordance with  the laws of the State of Delaware (excluding conflicts of laws)

and the United States.

     9.5    This  Agreement may be amended only by a written document

signed by authorized representatives of all parties.

     9.6   The headings contained in this Agreement are for reference purposes  only  and  shall  not affect in  any  way  the  meaning  or interpretation of this Agreement.

     9.7   The parties shall prepare and issue a joint press release,

to  be  approved  by  all  parties to this  Agreement  prior  to  its issuance, stating the fact of the settlement and the dismissal and/or withdrawal  of  the  various  actions and  proceedings  described  in

Section III, above.  Although the joint press release may state that,

under this Agreement, NeXstar will make certain payments to TLC,  the

amount,   terms,  and  conditions  of  such  payments  shall   remain

confidential,  except to the extent that certain disclosures  may  be required  by law, compelled by judicial or administrative  order,  or are believed in good faith by the disclosing party to be necessary to comply  with any applicable federal, state, or foreign law  regarding

the  sale  or  regulation of securities.   In  the  case  of  such  a

disclosure, the disclosing party shall make all reasonable efforts to limit  such  disclosure  and to maintain the confidentiality  of  the terms and conditions of this settlement.

     9.8   Except to the extent disclosed by Section 9.7,  all  other information  concerning this Agreement and/or the terms  thereof  and all financial and sales information disclosed by each party shall  be maintained  as  confidential by the receiving  party  on  an  ongoing

basis.   If  a  receiving party desires to disclose such confidential financial and sales information to another party to this Agreement or to  a  third party, the receiving party must notify the owner of  the confidential information in writing at least ten days prior  to  such

disclosure.   An  agreement  to disclose  such  information  must  be

reached  in  writing prior to any such disclosure.  If the  receiving party  is  legally  obligated by Court Order  or  by  any  applicable federal,  state, or foreign law regarding the sale or  regulation  of securities  to  disclose the confidential financial information,  the

receiving   party  will  immediately  notify  the   owner   of   such

confidential  information.  If possible,  the  receiving  party  will notify  the owner of such confidential information as soon as  it  is aware  of the possibility of legally obligated disclosure in a timely manner  so that the owner of the confidential information can  object to  such  disclosure.  If an agreement cannot be reached between  the parties as to whether confidential information can be disclosed,  the parties will make all reasonable efforts to resolve such disagreement

(e.g., the independent accountants will discuss the issues).

     9.9   Any  and  all notices or other communications required  or permitted  by this Agreement or by law to be served on  or  given  to either  party  hereto  by the other party shall  be  in  writing  and delivered or sent to the addresses set forth below:

          To NeXstar:

          NeXstar Pharmaceuticals, Inc.
          2860 Wilderness Place
          Boulder, Colorado 80301

          Attn:     Adam Cochran, Esq.


          To TLC:

          The Liposome Company, Inc.
          One Research Way
          Princeton Forrestal Center
          Princeton, New Jersey  08540-6619

          Attn:     General Counsel


          To FUSA:

          Fujisawa U.S.A., Inc.
          Parkway North Center
          3 Parkway North
          Deerfield, Illinois 60015

          Attn:     Linda Friedman, Esq.


     Any  party to this Agreement may change its address for purposes of  this Agreement by written notice to the other party.  All notices or  other communications shall be deemed duly served and given on the date  when  personally delivered to the party to whom it is directed,

when  transmitted electronically by telex or facsimile, provided that a  confirming  copy  is  sent by United  States  mail  as  set  forth hereafter, or when deposited in the United States mail, first  class,

postage  prepaid, and addressed to the party at the  address  on  the first page hereof.

     9.10 Any controversy or claim arising out of or relating to this

Agreement, or any alleged breach thereof, shall be settled by binding arbitration, before a panel of three (3) arbitrators, administered by the American Arbitration Association under its Commercial Arbitration

Rules, or by such other procedures as to which the parties may agree,

and  judgment on the award rendered by the arbitrators may be entered in  any  court  having jurisdiction thereof.  If  an  arbitration  is commenced  pursuant  to  this  Section,  the  losing  party  will  be obligated  to  pay  all  arbitration costs (but  not  attorney  fees)

incurred by each of the parties to such arbitration.

     9.11  (a)  FUSA hereby agrees to indemnify and hold TLC harmless for  any  liability associated with the manufacture, use, or sale  by

FUSA  of  any products with respect to which an immunity  from  suit,

option  to  license, license, or sublicense is granted by  TLC  under this Agreement.

          (b)   NeXstar  hereby  agrees to  indemnify  and  hold  TLC

harmless for any liability associated with the manufacture,  use,  or sale  by  NeXstar of any products with respect to which  an  immunity from  suit,  option to license, license, or sublicense is granted  by

TLC under this Agreement.

     9.12 TLC hereby agrees to indemnify and hold FUSA and/or NeXstar harmless for any liability associated with the manufacture,  use,  or sale  by  TLC of any products with respect to which an immunity  from suit,  option to license, license, or sublicense is granted  by  FUSA and/or NeXstar under this Agreement.

     9.13 Neither FUSA nor NeXstar guarantees that TLC will have  the ability to make, use, sell, or offer to sell free from liability  for infringement of third party patents any product with respect to which an  immunity from suit, option to license, license, or sublicense  is granted by FUSA and/or NeXstar under this Agreement.

     9.14  TLC does not guarantee that FUSA and/or NeXstar will  have the  ability to make, use, sell, or offer to sell free from liability for  infringement of third party patents any product with respect  to

which  an  immunity  from  suit,  option  to  license,  license,   or

sublicense is granted by TLC under this Agreement.

     9.15  NeXstar, TLC, and FUSA mutually covenant that they neither will  instigate nor encourage legal action against the other by third parties  with respect to products for which an immunity from suit  is

granted  under  Section 5.1, 5.2, or 5.3 of this Agreement.   NeXstar

and  FUSA further agree not to oppose, seek to invalidate, or to have revoked, or to have held or rendered unenforceable any of the U.S. or foreign Janoff Dehydration Patents.

     9.16  None  of  the parties shall be responsible  or  liable  to another party for nonperformance or delay in performance of any terms or conditions of this Agreement due to acts or occurrences beyond the control  of  the  nonperforming or delayed party, including  but  not limited to, acts of God, acts of government, wars, riots, strikes  or other  labor  disputes, shortages of labor or  materials,  fires  and floods, provided the nonperforming or delayed party provides  to  the other  party written notice of the existence and the reason for  such nonperformance or delay.

     9.17  This  Agreement  shall  be  executed  by  each  party   in

triplicate originals, each of which shall be deemed an original,  but the  three originals together shall constitute only one and the  same instrument.

            IN  WITNESS  WHEREOF,  the  parties  have  executed  this

Agreement in triplicate on the signature page hereof.


The  Liposome  Company,  Inc.          NeXstar  Pharmaceuticals, Inc.


By                                     By
Typed  Name  Charles  A.  Baker        Typed  Name   Patrick Mahaffy
Title        Chairman and CEO          Title         President and CEO
Date         8/13/97                   Date          8/11/97

Fujisawa USA, Inc.


By
Typed Name     B. Richard Vogt
Title          Vice President, Business Development
Date           08/11/97